BISHOP STREET FUNDS

Hawaii Municipal Bond Fund

(the “Fund”)

Supplement dated July 8, 2021

to the

Class A Shares and Class I Shares Summary Prospectuses (the “Summary Prospectuses”),

Class A Shares and Class I Shares Prospectuses (the “Prospectuses”) and

Statement of Additional Information (“SAI”),

each dated May 1, 2021

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectuses and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectuses and SAI.

Effective as of July 1, 2021 (the “Effective Date”), Jennifer Carias will retire and will no longer serve as a portfolio manager of the Fund, and Stephanie Chun Nomura will assume Ms. Carias’ position as portfolio manager of the Fund. Accordingly, as of the Effective Date, the Summary Prospectuses, Prospectuses and the SAI are supplemented as follows:

1.	All references to Jennifer Carias are deleted from the Summary Prospectuses, Prospectuses and SAI.

2.	The “Management of the Fund” section of the Fund’s Class A and Class I Shares Summary Prospectuses and the corresponding section of the Prospectuses are deleted and replaced with the following:

Bishop Street Capital Management serves as investment adviser to the Fund. Mr. Eric Lo, Assistant Vice President and Portfolio Manager, has managed the Fund since 2017. Ms. Stephanie Chun Nomura, Vice President and Senior Portfolio Manager, has managed the Fund since 2021.

3.	In the “Investment Adviser and Sub-Adviser” section of the Class I Shares Prospectus, the first three paragraphs under the heading “Portfolio Managers” are deleted and replaced with the following:

Joshua Lam, Bishop Street Capital Management, Vice President, Senior Portfolio Manager and Director of Fixed Income, serves as co-portfolio manager of the High Grade Income Fund. Mr. Lam joined Bishop Street Capital Management in 2011 and has over 20 years of experience managing fixed income and derivative portfolios for both institutions and high-net worth individuals, having previously helped to manage the convertible bond fund at San-Francisco based hedge fund Symphony Asset Management. Prior to that, he was an Assistant Portfolio Manager at Polaris Advisors, a convertible bond hedge fund located outside of Philadelphia. Mr. Lam holds a B.A. from the University of Pennsylvania.

Eric Lo, Bishop Street Capital Management, Assistant Vice President and Portfolio Manager, serves as co-portfolio manager of the Hawaii Municipal Bond Fund. Mr. Lo joined Bishop Street Capital Management in 2014 and has over 20 years of investment experience having previous roles at Bank of America Merrill Lynch, Morgan Stanley and Credit Suisse. Mr. Lo received a B.S. from Massachusetts Institute of Technology.

Stephanie Chun Nomura, Bishop Street Capital Management, Vice President and Senior Portfolio Manager, serves as co-portfolio manager of the Hawaii Municipal Bond Fund. Ms. Chun rejoined Bishop Street Capital Management in 2021, and has over 18 years of investment management experience, including as Portfolio Manager with Bishop Street Capital Management from 2007 to 2015. She has also been a fixed-income portfolio manager with Oakwood Capital Management (Los Angeles) and most recently was Director of Fixed Income for Bank of Hawaii, where she managed the largest Hawaii state-focused municipal bond fund. Ms. Chun holds a B.A. from the University of California, Irvine, and an MBA from the University of Hawaii.

4.	In the “Investment Adviser” section of the Class A Shares Prospectus, the first two paragraphs under the heading “Portfolio Managers” are deleted and replaced with the following:

Eric Lo, Bishop Street Capital Management, Assistant Vice President and Portfolio Manager, serves as co-portfolio manager of the Fund. Mr. Lo joined Bishop Street Capital Management in 2014 and has over 20 years of investment experience having previous roles at Bank of America Merrill Lynch, Morgan Stanley and Credit Suisse. Mr. Lo received a B.S. from Massachusetts Institute of Technology.

Stephanie Chun Nomura, Bishop Street Capital Management, Vice President and Senior Portfolio Manager, serves as co-portfolio manager of the Hawaii Municipal Bond Fund. Ms. Chun rejoined Bishop Street Capital Management in 2021, and has over 18 years of investment management experience, including as Portfolio Manager with Bishop Street Capital Management from 2007 to 2015. She has also been a fixed-income portfolio manager with Oakwood Capital Management (Los Angeles) and most recently was Director of Fixed Income for Bank of Hawaii, where she managed the largest Hawaii state-focused municipal bond fund. Ms. Chun holds a B.A. from the University of California, Irvine, and an MBA from the University of Hawaii.

5.	In “The Portfolio Managers” section of the SAI, the following row is hereby added to the “Fund Shares Owned by Portfolio Managers” table:

Portfolio Manager	Dollar Range of Fund Shares Owned
Bishop Street Capital Management
Stephanie Chun Nomura	None[1]

[1]	Valuation date is July 1, 2021.

6.	In “The Portfolio Managers” section of the SAI, the following row is hereby added to the “Management of Other Accounts” table:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Millions)
Stephanie Chun Nomura[1]	0	$0	0	$0	38	$61

[1]	The information for Stephanie Chun Nomura is provided as of July 1, 2021.

Please retain this supplement for future reference.

BSF-SK-025-0100

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